SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Dividend Fund (the “Fund”)

Supplement dated July 23, 2020

to the Summary Prospectus and Prospectus

each dated May 1, 2020, as supplemented

The Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”), based upon the recommendation of Segall Bryant & Hamill, LLC (the “Adviser”), the investment adviser to the Segall Bryant & Hamill Small Cap Value Dividend Fund (the “Small Cap Value Dividend Fund”), a series of the Trust, approved an Agreement and Plan of Reorganization pursuant to which the Small Cap Value Dividend Fund would be combined with and into the Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”) (the “Reorganization”). The Reorganization is expected to occur on or about September 25, 2020.

The Fund has declared a special distribution as a result of the merger. The distribution will be made prior to the date of the Reorganization.

Effective July 23, 2020, the Fund’s Summary Prospectus and Prospectus are hereby revised as follows:

The chart contained within the “Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Ralph M. Segall, CFA, CIC Chief Investment Officer, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020

The “Investment Personnel – Segall Bryant & Hamill Small Cap Value Dividend Fund” section of the Fund’s Prospectus is deleted and replaced with the following:

Segall Bryant & Hamill Small Cap Value Dividend Fund

The Segall Bryant & Hamill Small Cap Value Dividend Fund is managed by Mr. Ralph M. Segall, CFA, CIC. Mr. Segall is further supported by the analysts on the Segall Bryant & Hamill, LLC All Cap investment team.

The first sentence in the “Portfolio Managers – Ralph M. Segall, CFA, CIC,” section of the Fund’s Prospectus is deleted and replaced with the following:

Ralph M. Segall, CFA, CIC, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor IMST fund since July 31, 2013 and each of the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund and Segall Bryant & Hamill Global Large Cap Fund since July 23, 2020.

All references to Mark M. Adelmann, Derek R. Anguilm, and Alex A. Ruehle in the Fund’s Summary Prospectus and Prospectus are deleted.

For more information or to obtain a copy of the Summary Prospectus or Prospectus, free of charge, please contact the Fund at (800) 392-2673.

Please retain this supplement with your Summary Prospectus and Prospectus.